Exhibit 99.1 Certification
--------------------------

Certification  of  Chief  Executive Officer of First Capital International, Inc.
--------------------------------------------------------------------------------
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of 18
--------------------------------------------------------------------------------
U.S.C.  63.
----------

I, Alex Genin, the Chief Executive Officer of First Capital International, Inc. hereby certify that First Capital International, Inc.'s quarterly report on Form 10QSB and the financial statements contained therein, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the quarterly report on Form 10 QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of First Capital International, Inc.


Date:   May 13, 2003                              /s/    Alex Genin
                                               Chief  Executive  Officer  of
                                               First Capital International, Inc.


Certification  of  Chief  Financial Officer of First Capital International, Inc.
--------------------------------------------------------------------------------
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of 18
--------------------------------------------------------------------------------
U.S.C.  63.
----------

I, Alex Genin, the Acting Chief Financial Officer of First Capital International, Inc. hereby certify that First Capital International, Inc.'s Quarterly report on Form 10 QSB and the financial statements contained therein, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the quarterly report on Form 10 QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of First Capital International, Inc.


Date:   May 13, 2003                            /s/    Alex  Genin
                                               Acting Chief Financial Officer of
                                               First Capital International, Inc.


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